April 9, 2020
PZENA INTERNATIONAL SMALL CAP VALUE FUND
Investor Class PZVIX
Institutional Class PZIIX

A Series of Advisors Series Trust

Supplement to the Summary Prospectus dated June 28, 2019

Effective immediately, the redemption fee for the Pzena International Small Cap Value Fund will be removed. All references to redemption fees throughout the summary prospectus are hereby removed.

Please retain this Supplement for future reference.